UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2003

                        Investors Capital Holdings, Ltd.

             (Exact name of registrant as specified in its charter)


       Massachsuetts                       1-16349                04-3284631
(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                  file Number)         Identification No.)


                  230 Broadway, Lynnfield, Massachusetts 01940
                    (Address of Principal executive offices)


       Registrant's telephone number, including area code: (781) 593-8565
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Item 4. Changes in Registrant's Certifying Accountant.

Per Regulation S-K, Item 304(a)(2) the following is submitted:

         Effective September 5, 2003, Brown & Brown, LLP ("Brown & Brown")of Boston, Massachusetts was appointed and approved by the Company's Audit Committee and Board of Directors.

         During the two most recent fiscal years ended March 31, 2003 and March 31, 2002, and the subsequent interim periods through the date hereof, we did not consult Brown & Brown regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Investors Capital Holdings, Ltd.'s financial statements, or for any of the matters or reportable events set forth in the applicable SEC rules and regulations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Investors Capital Holdings, Ltd.
                              --------------------------------
                                  (Registrant)

Date: September 12, 2003      /s/ Timothy B. Murphy
                              ---------------------
                                    (Signature)

                                  Timothy B. Murphy
                                Chief Financial Officer